UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2010

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 29, 2010, Excel Trust, Inc., a Maryland corporation (the “Company”), through its operating partnership subsidiary, Excel Trust, L.P. (the “Operating Partnership”), completed the acquisition of Plaza at Rockwall Phase I, a 332,989 square foot community shopping center located in Rockwall, Texas, from CNLRS Rockwall, L.P., a Texas limited partnership. Major tenants include J.C. Penney, Dick’s Sporting Goods, Staples, Best Buy and Belk Department Store. Also acquired was Plaza at Rockwall Phase II, which is a 12.7 acre land parcel located adjacent to Plaza at Rockwall Phase I that is available for future development. The Operating Partnership acquired the properties through its wholly owned subsidiary, Excel Rockwall, LLC. The aggregate purchase price for Plaza at Rockwall Phase I and Phase II, which was determined through negotiations between the Operating Partnership and CNLRS Rockwall, L.P., was approximately $40.8 million and consisted of all cash. The Operating Partnership funded the purchase price with the proceeds of the Company’s initial public offering.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days following the due date of this report.

(b)	Pro Forma Financial Information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days following the due date of this report.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit
10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated May 6, 2010, between CNLRS Rockwall, L.P. and Excel Trust, L.P.(1)

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated May 19, 2010, between CNLRS Rockwall, L.P. and Excel Trust, L.P.(1)

(1)	Incorporated herein by reference to Excel Trust, Inc. Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on June 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2010	Excel Trust, Inc.

	By:	/s/ S. Eric Ottesen
S. Eric Ottesen
Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit	Description of Exhibit
10.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated May 6, 2010, between CNLRS Rockwall, L.P. and Excel Trust, L.P.(1)

10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated May 19, 2010, between CNLRS Rockwall, L.P. and Excel Trust, L.P.(1)

(1)	Incorporated herein by reference to Excel Trust, Inc. Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on June 4, 2010.